TRADE AND OTHER RECEIVABLES (Details) - USD ($) $ in Millions	Dec. 31, 2021	Dec. 31, 2020	Dec. 31, 2019
TRADE AND OTHER RECEIVABLES.
Trade receivables	$ 1,028	$ 982
Less: Loss Allowance	(57)	(71)	$ (59)
Trade receivables - net	971	911
Derivatives - forward foreign exchange, currency swaps and interest rate contracts	39	24
Other receivables	95	100
Prepayments	79	81
Total trade and other receivables, current	1,184	1,116
Other non-current assets	15	33
Total trade and other receivables	$ 1,199	$ 1,149